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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549




                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):  April 27, 1998
                                                          --------------


                              Chart Industries, Inc.
                              ----------------------

               (Exact Name of Registrant as Specified in Charter)


         Delaware                      1-11442             34-1712937
 -------------------------------     ------------      ----------------------
 (State or Other Jurisdiction        (Commission         (I.R.S. Employer
       of Incorporation)             File Number)      Identification Number)


5885 Landerbrook Drive, Suite 150        Mayfield Heights, Ohio          44124
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:              (440) 753-1490
                                                   ----------------------------


-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

        Chart Industries, Inc. (the "Company") issued a News Release on April 27, 1998, a copy of which is filed as Exhibit 99.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) Exhibits.

        99 News Release dated April 27, 1998, from the Company.

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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHART INDUSTRIES, INC.




Date:  April 27, 1998                  By: /s/ Thomas F. McKee
                                           ---------------------------
                                           Thomas F. McKee
                                           Secretary

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                                 EXHIBIT INDEX

                  Exhibit        Description of Exhibit
                  -------  ----------------------------------

                  99       News Release dated April 27, 1998.



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